1Confidential Information. Do Not Distribute. Confidential Information. Do Not Distribute. Ironton Showcase 2024 Poster Boards for 8K March 7, 2024 Exhibit 99.1

2Confidential Information. Do Not Distribute.

3Confidential Information. Do Not Distribute.

4Confidential Information. Do Not Distribute.

5Confidential Information. Do Not Distribute.

6Confidential Information. Do Not Distribute.

7Confidential Information. Do Not Distribute.

8Confidential Information. Do Not Distribute.

9Confidential Information. Do Not Distribute.

10Confidential Information. Do Not Distribute.

11Confidential Information. Do Not Distribute.

12Confidential Information. Do Not Distribute.

13Confidential Information. Do Not Distribute.

14Confidential Information. Do Not Distribute.

15Confidential Information. Do Not Distribute.

16Confidential Information. Do Not Distribute.

17Confidential Information. Do Not Distribute.

18Confidential Information. Do Not Distribute.

19Confidential Information. Do Not Distribute.

Exhibit 99.1

Ironton Showcase 2024 Poster Boards for 8K

March 7, 2024

IRONTON PURIFICATION FACILITY MAP

PURECYCLE™



PF
FP
RL
FS
6
4
3
5
2C
CR
2B
1
2A

1 Feedstock Evaluation Unit (FEU)	2C Feedstock Process	5 Co-Product Building	FS Feed Silos	PF Process Flare
2A Feedstock Storage	3 Utilities Building	6 Extrusion Building	FP Finished Product Silos	
2B Feedstock Receiving – Truck	4 Purification Area	CR Control Room Building	RL Rail Loading Area	

STOP 1 FEEDSTOCK EVALUATION UNIT

PURECYCLE™


HOT OIL RETURN
HOT OIL SUPPLY

STOP 1 FEEDSTOCK EVALUATION UNIT

PURECYCLE

- **JUN 2019** – First FEU Run of Recycled Carpet
- **JAN 2020** – First Run with Post-Consumer Waste
- **DEC 2020** – FDA Trial Support Initial Letter of Non-Objection
- **JAN 2021** – European Feedstock
- **AUG 2021** – Flake From Ironton Pilot Sorting Facility
- **DEC 2021** – Recycled Asian Feedstock
- **APR 2022** – Start Qualify Commercial US Mixed Rigid Suppliers
- **JAN 2023** – Qualify US Recycled Plastic Aggregators
- **AUG 2023** – 2nd FDA Trial



21,000 LBS

of Ultra-Pure Recycled resin has been produced in the FEU since coming online in 2019

- FEU has run carpet fiber, stadium trash, BOPP film, mixed rigids & supersack agglomerate
- Product used to pre-certify core strategic customers & test properties of feed
- FEU operation aids PureCycle in:
  - research & development
  - feedstock selection
  - joint venture development
  - FDA challenge testing

STOP 1 JOURNEY WITH THE FDA

PURECYCLE

- Received approval for food-grade post-industrial A-H and food-grade post-consumer, stadium trash E-G

- PureCycle/FDA agreed future testing methodology for additional applications

- Targeted feed streams include curbside and other underutilized feedstock to help reduce landfill and incineration

- After the PureCycle purification process, aromatic chemicals, dioxin-like pcb's, and phthalates were **all significantly lowered or below the detectable limit.**



BEFORE & AFTER PURIFICATION
BEFORE
AFTER
Significantly lowered or below the detectable limit
1600
1400
1200
1000
800
600
400
200
0
540
279
1455
34
296
1136.25
32
205
892.5
100
112
1282.5
5
77.1
50
5
30.7
50
5
76.6
50
5
12.7
50
Non-Food Grade PCR
Mixed PCR
Food Grade PCR
Stadium Trash
Purified Non-Food Grade PCR
Purified Mixed PCR
Purified Food Grade PCR
Purified Stadium Trash
Additives
Petrochemical Dyes
Plasticizers



STOP 2 PRE-PROCESSING

PURECYCLE

When running at capacity, PureCycle will receive **≈ 10 trucks per day** of feedstock, equal to **≈ 350,000 lbs.**



PCR Rigids



Flake



PCR Raffia



Agglomerate



PCR Twine



Pellets

STOP 2 PRE-PROCESSING

PURECYCLE





2 DRY LINES	1 WET LINE
supersacks	mixed rigids
twine	tubs
raffia	lids
films	fast food cups
labels/trim waste	political signs
carpet	food containers
RATE*	**RATE***
≈ 3,000 LB / HR	≈ 8,000 LB / HR
X 2 LINES = 6,000 LB	

*Rates are dependent on feedstock.

STOP 2 PUREZERO™ PROGRAM

THE PROGRAM

PureZero™ is an educational program from PureCycle designed to educate employees, students, sports fans, companies and franchises on the benefits of recycling. Through the implementation of best practices, we've witnessed an increase in plastics recycling at stadiums, in our own corporate office, and even with political signs following an election.



CLOSING THE LOOP

PureCycle's PureZero™ program allows for plastic waste to be recycled into ultra-pure recycled resin that can be reused by the original manufacturer to reproduce the same product multiple times. For example, last season's stadium cup with the recently traded superstar can be recycled into a customized cup for this season. This is 100% closed loop circularity!


PURECYCLE

ENGAGE THE COMMUNITY

PureCycle is committed to building relationships and advancing sustainability efforts within our local communities. As such, we will work with you to identify sustainability or recycling organizations you can collaborate with on PureCycle's PureZero™ program. We will also assist with identifying volunteer-focused opportunities for community engagement (e.g., local park or waterway clean-ups) and tap into the volunteer power of your organization to help with education and outreach efforts.

PURECYCLE






UTILITIES UPTIME % DATA
YEAR TO DATE
95
98
99.8
66
71
98
Steam Availability
Solvent Circulation
Q3 2023
Q4 2023
Q1 2024

STOP 3 ENERGY CONSUMPTION

PURECYCLE

BOUNDLESS
IMPACT RESEARCH & ANALYTICS

Original Independent 3rd Party LCA Report

ENERGY FOOTPRINT
(MJ / kg PP)
IRONTON
79% ↓
below virgin PP

GHG FOOTPRINT
(kg CO_2e / kg PP)
IRONTON
35% ↓
below virgin PP

ENERGY OPEX
2021 Ironton Estimates
$9.7M/YR

EARLY INTERNAL ESTIMATES FOR ACTUAL ENERGY CONSUMPTION

	Consumption Actual VS Design	Potential LCA Impact[1]	Potential Opex Reductions[2]
ELECTRICITY	50-60% BELOW	10-17% BELOW	$ 1.3-2.2M 1.2-2.0 CPP
NATURAL GAS	35-45% BELOW	15-20% BELOW	$ 1.2-1.6M 1.1-1.5 CPP
INTERNAL PROJECTIONS	UP TO 87% ↓ below virgin PP	UP TO 58% ↓ below virgin PP	UP TO $3.8M ↓ Annual Savings

1. potential impact estimated against the values of the Boundless Impact LCA report for Ironton

2. assuming 107 million pounds of production, electricity rate 7 cents per kwh and natural gas is $7 per MCF

STOP 4 3D RENDERING OF PURIFICATION

PURECYCLE™



STOP 4 FROM ZERO TO ONE

PURECYCLE

FEED & PRODUCTION



1400
1200
1000
800
600
400
200
0
1319
1124
26
57
Feed & Production (k lbs)
Feed to Process
Pellet Production
Co-Product One
Co-Product Two

PELLETS PRODUCED



1200
1000
800
600
400
200
0
41
206
1124
Pellets Produced (k lbs)
Q3 2023
Q4 2023
Q1 2024

CO-PRODUCT PRODUCTION



60
50
40
30
20
10
0
3
6
26
0
11
57
Co-Product One (k lbs)
Co-Product Two (k lbs)
Q3 2023
Q4 2023
Q1 2024

All data as of 2/24/24 and in k lbs.



CO-PRODUCT 1

DESCRIPTION: light co-product with low molecular weight polypropylene, waxes, antioxidants and organic additives

POSSIBLE USES:

- Sustainable filler for asphalt, roofing and other niche specialty products

POTENTIAL MARKET INDEXES: crude oil, olefins feed, pyrolysis oil, specialty waxes

ESTIMATED YIELD: 0.5 to 5.0% dependent on feedstock



CO-PRODUCT 2

DESCRIPTION: heavy co-product with polyethylene, inert fillers and other high-melting polymers

POSSIBLE USES:

- Mechanically-recycled polyethylene applications for transportation, construction and agricultural industries
- Sustainable filler for compounders targeting various industries and energy for fuel

POTENTIAL MARKET INDEXES: mechanically recycled polyethylene

ESTIMATED YIELD: 0.0 to 15.0% dependent on feedstock

STOP 6 FEED JOURNEY

PURECYCLE



1 Feed Prep



2 Feed Silos



3 Feed Extruder



4 Purification



5 Classifier



6 Product Silos

STOP 6 TYPES OF EXTRUDERS

PURECYCLE



FEED EXTRUDERS



PRODUCT EXTRUDER

FEED EXTRUDERS		PRODUCT EXTRUDER
~ 7,650 LB / HR (X2)	DESIGN CAPACITY	~ 13,900 LB / HR
~ 8,000 LB / HR	ACHIEVED CAPACITY	~ 9,860 LB / HR
~ 7,000 LB / HR	CONTINUOUS ACHIEVED CAPACITY	~ 7,600 LB / HR

All data is approximate as of 2/24/24. Continuous = More than 6 hours.

STOP 6 FEEDSTOCK BREAKDOWN

NUMEROUS FEEDSTOCKS RUN AT IRONTON


PIR
PCR
Flake
Agglomerate
Pellet


Flake


Agglomerate


Pellets

INITIAL PRODUCT TESTING FEEDBACK IS POSITIVE


COMPOUNDING
FIBERS & TEXTILES

Making inroads into multiple industry segments including auto, apparel, consumer goods, and medical.


DELTAV
DELTAV
DELTAV
DELTAV
DELTAV
DELTAV



The **Emerson DeltaV Control System** is a networked web of communication between equipment in the field and operators in the control room. We can view processes in real-time from almost anywhere through mobile devices and engineering tablets.

BORN DIGITAL

PURECYCLE



Remote Operator
SCADA
Plant Operator
Plant Management Information System (MIS)
PLANT CONTROL SYSTEM
Historian & SOE
Sensing Elements
Control Elements
Raw Materials
Flake
Agglomerate
Pellets
PHYSICAL PLANT
Recycled Product
Control Elements
Sensing Elements
Safety Instrumented System
Fire & Gas Detection System
Vibration Monitoring System





1
WIRELESS PLANT APPLICATIONS
WIRELESS FIELD APPLICATIONS

1: Image: https://www.emerson.com/en-us/expertise/automation/industrial-internet-things/pervasive-sensing-solutions/wireless-technology